1997 Annual Report
                           GrandView Investment Trust
                              Post Office Drawer 69
                     Rocky Mount, North Carolina 27802-0069
                                  May 26, 1997

                                                          Telephone 919-972-9922
                                                          U.S. WATS 800-525-FUND
                                                          Facsimile 919-442-4226

To the Shareholders of the GrandView Realty Growth Fund:

We are pleased to present our second annual report for the GrandView Realty Growth Fund. As is our custom, we present our results in the table below along with appropriate market benchmarks.




------------------- ----------------- ---------------- ----------------- ==================== -------------------
Period Ending          Dow Jones          S&P 500       GrandView REIT    GrandView Realty     GrandView Realty
                     Utility Index         Index            Index         Growth Fund (NAV)      Growth Fund
                    (Total Return )   (Total Return)    (Total Return)     (Total Return)           (MOP)
                                                                                                (Total Return)
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Three Month              -4.71%           -3.23%            -0.13%              9.67%               6.38%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Six Months               3.61%            11.25%            18.46%             22.51%               18.83%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
One Year                 8.60%            19.63%            31.16%             45.12%               40.75%
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
------------------- ----------------- ---------------- ----------------- ==================== -------------------
Since Inception          19.15%           43.71%            44.57%             53.39%               48.75%
From 07/03/95
Ending 3/31/97
------------------- ----------------- ---------------- ----------------- ==================== -------------------
NAV= Net Asset Value (Without Sales Load)
MOP = Maximum Offering Price (With Sales Load)


It has been an excellent year for the GrandView Realty Growth Fund. As can be seen above, our performance has been outstanding by any measure. As ranked by Lipper Analytical Services, your fund was ranked the number one (1) performing real estate fund for the twelve month period ending March 31, 1997.* This performance has lead to several timely articles about the real estate security industry and your fund in particular. The most recent article was in Mutual Fund Magazine under "Undiscovered Funds". If any investor would like a reprint of the article, please feel free to call us at 1-800-578-4301. Finally, the Fund paid out $0.3380 per share in dividends and $1.5303 per share in capital gains over the 12 month period. We anticipate continuing to pay quarterly dividends in 1997 with any capital gains being paid in December 1997 and March 1998.

* Ranked 1st out of 50 real estate funds based on total return for the 52 week period ending March 31, 1997, as reported by Lipper Analytical Services, Inc. Past performance is no guarantee of future results. During the period covered by the rankings, the Fund's Advisor waived its fee and reimbursed a portion of the Fund's expenses, which increased the stated return of the Fund.

Last year's performance was a result of many factors. As a whole, the real estate industry continued to recover from the overbuilding of the late eighties and early nineties. As oversupplies dwindled, rents began to rise which led to increased earnings for most REITs. Inflation continued to remain moderate and interest rates remained stable with only a small increase occurring late in the time period. This environment led Wall Street to be receptive to REIT's need for capital and fueled their continued growth. The Fund was in a good position to take advantage of this environment as it was generally liquid due to increasing asset size. This liquidity allowed the Fund to invest as opportunities presented themselves. The Fund's modest size also allowed it to buy or sell significant positions in various REITs without impacting the underlying securities price. Finally, we believe that the management's approach of investing in a diversified portfolio of real estate oriented securities that meet our requirements for quality, value and opportunity rewarded us well throughout the period. To provide you some further understanding on your Fund's investments and philosophy, a review of our five largest holdings as of March 31, 1997 follows:

Vinland Property Trust (NASDAQ, Symbol: VIPTS, Yield: 0.0%): This overlooked apartment REIT specializes in older apartments in the Florida market place. These type of properties sell at much lower prices than their more luxurious brethren and can be quit profitable. GrandView has owned this REIT from the beginning and it has rewarded shareholders well. The priced has doubled since July 1995. This REIT currently isn't required to pay out cash flow due to previous losses and hence is retaining capital to grow the asset base. Management also owns a large stake in the REIT and has many reasons to continue to grow shareholder value.

MGI Properties (NYSE, Symbol: MGI, Yield: 5.1%): This is an old line establish REIT with a diversified portfolio centered around office and industrial properties in the northeast. The REIT's balance sheet is a model for other REITs in that it is only modestly leveraged, not overly cluttered with complicated business arrangements such joint ventures, minority interests and preferred stock. Along with a conservative dividend policy, MGI is in a strong position to continue to grow.

Angeles Participating Mortgage (ASE, Symbol APT, Yield: 0.0%): This is a GrandView favorite as it was an original purchase in July of 1995 at $0.50 and closed on March 31, 1997 at $2.875. This former REIT shell is now controlled by one of the most successful REIT management teams of the last few years, Starwood Capital and Barry Sternlicht. The company has been partially recapitalized by the new management team to pursue mezzanine lending opportunities in the real estate world. This type of lending carries a higher level of risk but if done properly, can be quite profitable. With APT's previous tax losses, this REIT will be able to shield much of these profits from dividend requirements and grow the asset base. Finally, management owns most of the stock of the company and hence has the most to gain in increasing shareholder value.

Royale Investments (NASDAQ, Symbol: RLIN, Yield: 10.0%): Royale is another generally overlooked REIT that owns several stand alone grocery stores throughout the upper midwest. Being modest in size and appropriately leveraged, it will be difficult for Royale to sustain large scale asset growth. However, Royal does offer an attractive yield of 10% with only moderate risk. In addition, this REIT could also be a possible player in the merger and acquisition world of REITs.

Burnham Pacific (NYSE, Symbol BPP, Yield: 7.8%): This California based retail REIT was one of the first REITs to cut its dividend in the nineties. Facing increasing cash flow needs and wanting to grow, a new management team came in and cut the dividend and refocused the REIT on West Coast Retail. At the time, the stock took a nose dive, but it was a correct decision. Now with a secure and relatively conservative dividend policy, the company is on a growth cycle. In addition, with the bulk of the company's assets in California, it is a good way for GrandView to participate in the improving California economy.

Finally, since the last 12 months have been so good for the security class and your investment in particular, we are asked what the future holds and what should an investor expect going forward. This reminds us of the "What have you done for us lately?" question. First, it is impossible to predict the future but we can make some general observations. With minor exception, the real estate recovery is continuing. Supply and demand pressures are still on the demand side, which should be bullish for rents and REIT earnings. Next, the overall economy of the country continues to display growth with low to moderate inflation. These have historically been characteristics that are kind to commercial real estate. Third, many large private holders of real estate such as pension funds and other institutional investors want to securitize their real estate holdings. This should mean that the REIT industry should continue to grow in size. With this expected growth, we think an area of exceptional opportunity continues to be the overlooked, out of favor and lesser researched REITs. Negatives include further interest rate increases by the Federal Reserve and historically high market valuations for individual REITs. Factoring all this together, it is our opinion, that if interest rates remain moderate, the overall REIT market should return investors low to mid teen type annual total returns over a prolonged investment period. It is the goal of the GrandView Realty Growth Fund to provide investors superior returns to the general REIT market.

As always, we thank you for your support and look forward to the future. Should you have any questions or desire additional information, please feel free to contact the Fund Administrator at 1-800-525-3863, or the offices of GrandView Advisers at 1-800-578-4301.

Winsor H. Aylesworth
President
GrandView Advisers, Inc.

                          GrandView Realty Growth Fund
                    Performance Update - $10,000 Investment
        For the period from July 3, 1995 (commencement of operations) to
                                 March 31, 1997

                   GrandView Realty    S&P 500        Dow Jones       GrandView
                   Growth Fund         Index          Utility Index   REIT Index

   03-Jul-95       9,550.00            10,000.00      10,000.00       10,000.00

   30-Sep-95       9,383.00            10,748.00      10,722.00       10,463.00

   31-Dec-95       9,513.00            11,395.00      11,451.00       10,935.00

   31-Mar-96      10,095.00            12,007.00      10,963.00       11,147.00

   30-Jun-96      10,825.00            12,545.00      11,503.00       11,636.00

   30-Sep-96      11,957.00            12,933.00      11,491.00       12,343.00

   31-Dec-96      13,358.00            14,011.00      12,488.00       14,481.00

   31-Mar-97      14,649.00            14,387.00      11,890.00       14,447.00

This graph depicts the performance of the GrandView Realty Growth Fund versus the S&P 500 Index, Dow Jones Utility Index, and GrandView REIT Index. It is important to note that the GrandView Realty Growth Fund is a professionally managed mutual fund while the indexes are not available for investme


Annualized Total Return

---------------------------------------------------------------------------

                              Since Inception             One Year

---------------------------------------------------------------------------

      No Sales Load                27.78%                  45.12%

---------------------------------------------------------------------------

 Maximum 4.5% Sales Load           24.45%                  38.59%

---------------------------------------------------------------------------

The graph assumes an initial $10,000 investment at July 3, 1995 ($9,550 after maximum sales load of 4.5%). All dividends and distributions are reinvested.

At March 31, 1997, the GrandView  Realty Growth Fund would have grown to $14,649
- total investment return of 46.49% since July 3, 1995. Without the deduction of the 4.5% maximum sales load, the GrandView Realty Growth Fund would have grown to $15,219 - total investment return of 52.19% since July 3, 1995.

At March 31, 1997, a similar investment in the S&P 500 Index would have grown to $14,387 - total investment return of 43.87%; the Dow Jones Utility Index would have grown to $11,890 - total investment return of 18.90%; the GrandView REIT Index would have grown to $ 14,447 - total investment return of 44.47% since July 3, 1995.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

                          GRANDVIEW REALTY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

------------------------------------------------------------------------------------------------
                                                                                        Value
                                                               Shares                 (note 1)
------------------------------------------------------------------------------------------------

COMMON STOCKS - 97.08%

   Real Estate Investment Trusts
   (a)American Industrial Property REIT                           12,000                 $31,500
      American Real Estate Investment Corporation                    300                   3,000
   (a)Angeles Participating Mortgage Trust                        20,400                  58,650
      Asset Investors Corporation                                  5,000                  16,250
      Avalon Properties, Inc.                                        700                  19,250
   (a)BRT Realty Trust                                             5,600                  38,500
      Bay Apartment Communities, Inc.                                500                  17,938
      Bedford Property Investors, Inc.                             1,500                  29,625
      Bradley Real Estate, Inc.                                    2,400                  45,900
      Brandywine Realty Trust                                        800                  16,200
      Burnham Pacific Properties, Inc.                             3,800                  48,450
   (a)California Real Estate Investment Trust                      5,300                  26,500
      Crescent Real Estate Equities Company                          600                  16,050
      Dames & Moore, Inc.                                          1,200                  15,600
   (a)EQK Realty Investors 1                                       5,000                   7,500
      Eastgroup Properties                                         1,100                  30,388
      Evans Withycombe Residential, Inc.                             800                  16,500
      FAC Realty Inc.                                              6,000                  34,500
      First Union Real Estate Investments                          1,400                  18,725
      Gables Residential Trust                                     1,400                  35,700
      Health and Retirement Property Trust                         1,250                  22,500
      Horizon Group, Inc.                                            100                   1,295
      Humphrey Hospitality Trust, Inc.                             4,200                  42,525
      JDN Realty Corporation                                       1,100                  29,837
      JP Realty, Inc.                                                600                  15,900
   (a)Liberte Investors, Inc.                                     10,500                  42,000
      MGI Properties, Inc.                                         3,000                  63,750
      Merry Land & Investment Company, Inc.                          400                   8,200
      National Income Realty Trust                                 1,200                  18,300
      Oasis Residential, Inc.                                        500                  11,150
      Pacific Gulf Properties, Inc.                                  600                  13,050
      Patriot American Hospitality, Inc.                           1,100                  26,675
      Post Properties, Inc.                                          400                  15,250
   (a)Resort Income Investors, Inc.                               60,000                  16,200
      Royale Investments, Inc.                                    11,600                  58,000
      Sizeler Property Investors, Inc.                             1,500                  15,562
      Spieker Properties, Inc.                                       900                  35,100
      Starwood Lodging Trust                                         300                  11,700
      Summit Properties, Inc.                                      1,000                  20,250
      TIS Mortgage Investment Company                             26,600                  29,925
      USP Real Estate Investment Trust                             3,000                  13,500
   (a)Vinland Property Trust                                       7,000                  73,500
      Vornado Realty Trust                                           200                  13,350
                                                                     ---                  ------

      Total Common Stocks (Cost $1,033,639)                                            1,124,245
                                                                                       ---------

                                                                                      (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1997

------------------------------------------------------------------------------------------------
                                                              Principal                 Value
                                                               Amount                 (note 1)
------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT (b) - 9.68%
      Wachovia Bank                                             $112,089               $112,089
      6.50%, due April 1, 1997
      (Cost $112,089)


Total Value of Investments (Cost $1,145,728 (c))                           106.76%$    1,236,334
Liabilities In Excess of Other Assets                                       (6.76)%      (78,311)
                                                                            -----     ----------
   Net Assets                                                              100.00%    $1,158,023
                                                                           ======     ==========




(a)  Non-income producing investment.

(b) The repurchase agreement is fully collateralized by U. S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other funds administered by The Nottingham Company.

(c)  Aggregate  cost for financial  reporting and federal income tax purposes is
     the  same.  Unrealized  appreciation   (depreciation)  of  investments  for
     financial reporting and federal income tax purposes is as follows:


      Unrealized appreciation                                           $104,160
      Unrealized depreciation                                            (13,554)
                                                                        --------
               Net unrealized appreciation                                90,606
                                                                        ========




See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1997


ASSETS
   Investments, at value (cost $1,145,728)                            $1,236,334
   Cash                                                                   13,195
   Income receivable                                                       5,900
   Prepaid expenses                                                        1,773
   Deferred organization expenses, net (note 4)                           17,695
   Other assets                                                               50
                                                                      ----------
      Total assets                                                     1,274,947
                                                                      ----------
LIABILITIES
   Accrued expenses                                                        5,170
   Payable for investment purchases                                      109,620
   Due to investment advisor                                               2,134
                                                                      ----------
      Total liabilities                                                  116,924
                                                                      ----------
NET ASSETS
   (applicable to 91,277 shares outstanding; unlimited
   shares of no par value beneficial interest authorized)             $1,158,023
                                                                      ==========
NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER SHARE
   ($1,158,023 \ 91,277 shares)                                           $12.69
                                                                      ==========
MAXIMUM OFFERING PRICE PER SHARE
   (100 \ 95.5 of $12.69)                                                 $13.29
                                                                      ==========
NET ASSETS CONSIST OF
   Paid-in capital                                                    $1,067,417
   Net unrealized appreciation on investments                             90,606
                                                                      ----------
                                                                      $1,158,023
                                                                      ==========

See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                            STATEMENT OF OPERATIONS

                           Year ended March 31, 1997


INVESTMENT INCOME

   Income
      Dividends                                                         $24,688
      Interest                                                            3,023
                                                                       --------
         Total income                                                    27,711
                                                                       --------
   Expenses
      Investment advisory fees (note 2)                                   5,537
      Fund administration fees (note 2)                                   1,661
      Distribution fees (note 3)                                          1,384
      Custody fees                                                        6,150
      Registration and filing administration fees (note 2)                1,694
      Fund accounting fees (note 2)                                       9,300
      Audit fees                                                          5,480
      Legal fees                                                          2,532
      Securities pricing fees                                             2,633
      Shareholder recordkeeping fees                                        242
      Shareholder servicing expenses                                      2,230
      Registration and filing expenses                                    5,020
      Printing expenses                                                     256
      Amortization of deferred organization expenses (note 4)             5,442
      Trustee fees and meeting expenses                                     175
      Other operating expenses                                            3,358
                                                                       --------
         Total expenses                                                  53,094
                                                                       --------
         Less:
            Expense reimbursements (note 2)                             (35,736)
            Investment advisory fees waived (note 2)                     (5,537)
            Distribution fees waived (note 3)                            (1,384)
                                                                       --------
         Net expenses                                                    10,437
                                                                       --------
            Net investment income                                        17,274
                                                                       --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

   Net realized gain from investment transactions                       125,083
   Increase in unrealized appreciation on investments                    86,406
                                                                       --------
      Net realized and unrealized gain on investments                   211,489
                                                                       --------
         Net increase in net assets resulting from operations          $228,763
                                                                       ========



See accompanying notes to financial statements

                                      GRANDVIEW REALTY GROWTH FUND

                                  STATEMENTS OF CHANGES IN NET ASSETS


------------------------------------------------------------------------------------------------------
                                                                                          For the
                                                                                        period from
                                                                                        July 3, 1995
                                                                                       (commencement
                                                                       Year ended     of operations) to
                                                                        March 31,        March 31,
                                                                          1997              1996
------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

  Operations
     Net investment income                                                  $17,274            $2,414
     Net realized gain from investment transactions                         125,083             3,462
     Increase in unrealized appreciation on investments                      86,406             4,200
                                                                             ------             -----
        Net increase in net assets resulting from operations                228,763            10,076
                                                                            -------            ------
  Distributions to shareholders from
     Net investment income                                                  (17,274)           (2,414)
     Net realized gain from investment transactions                        (125,083)           (3,462)
     Tax return of capital                                                     (948)             (851)
                                                                               ----              ----
        Decrease in net assets resulting from distributions                (143,305)           (6,727)
                                                                           --------            ------

  Capital share transactions
     Increase in net assets resulting from capital share transactions       890,543           178,673
                                                                            -------           -------

           Total increase in net assets                                     976,001           182,022

NET ASSETS

  Beginning of period                                                       182,022                 0
                                                                            -------           -------

  End of period                                                          $1,158,023          $182,022
                                                                          =========          ========



(a) A summary of capital share activity follows:

                                   ------------------------------------------------------------------
                                                                     For the period from July 3, 1995
                                      Year ended                       (commencement of operations)
                                    March 31, 1997                           to March 31, 1996
                                   ------------------------------------------------------------------
                                           Shares          Value            Shares             Value
                                         ---------      ----------        ---------          --------
Shares sold                                120,300      $1,552,510           18,289          $181,279
Shares issued for reinvestment
  of distributions                           9,716         123,136              526             5,247
                                             -----         -------              ---             -----
                                           130,016       1,675,646           18,815           186,526

Shares redeemed                            (56,779)       (785,103)            (775)           (7,853)
                                           -------        --------             ----            ------
  Net increase                              73,237        $890,543           18,040          $178,673
                                            ======        ========           ======          ========


See accompanying notes to financial statements


                                   GRANDVIEW REALTY GROWTH FUND

                                       FINANCIAL HIGHLIGHTS

                          (For a Share Outstanding Throughout the Period)

---------------------------------------------------------------------------------------------------
                                                                                           For the
                                                                                       period from
                                                                                      July 3, 1995
                                                                                     (commencement
                                                                    Year ended       of operations)
                                                                      March 31,        to March 31,
                                                                          1997                1996
---------------------------------------------------------------------------------------------------


Net asset value, beginning of period                                    $10.09              $10.00

   Income from investment operations
      Net investment income                                               0.33                0.20
      Net realized and unrealized gain on investments                     4.14                0.36
                                                                          ----                ----
         Total from investment operations                                 4.47                0.56
                                                                          ----                ----
   Distributions to shareholders from
      Net investment income                                              (0.33)              (0.20)
      Net realized gain from investment transactions                     (1.53)              (0.22)
      Tax return of capital                                              (0.01)              (0.05)
                                                                         -----               -----
         Total distributions                                             (1.87)              (0.47)
                                                                         -----               -----

Net asset value, end of period                                          $12.69              $10.09
                                                                        ======              ======


Total return                                                             45.12 %              5.70 % (a)
                                                                         =====                ====


Ratios/supplemental data

   Net assets, end of period                                        $1,158,023            $182,022
                                                                    ==========            ========

   Ratio of expenses to average net assets
      Before expense reimbursements and waived fees                       9.59 %             31.34 % (b)
      After expense reimbursements and waived fees                        1.89 %              2.00 % (b)

   Ratio of net investment income (loss) to average net assets
      Before expense reimbursements and waived fees                      (4.58)%            (25.55)% (b)
      After expense reimbursements and waived fees                        3.12 %              3.62 % (b)


   Portfolio turnover rate                                              197.90 %             44.44 %

   Average broker commission per share                                   $0.04

(a) Total return does not reflect payment of a sales charge.

(b) Annualized.

See accompanying notes to financial statements

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

The GrandView Realty Growth Fund (the "Fund") is a non-diversified series of shares of beneficial interest of the GrandView Investment Trust (the "Trust"). The Trust, an open-ended investment company, was organized on February 6, 1995 as a Massachusetts Business Trust and is registered under the Investment Company Act of 1940, as amended. The Fund began operations on July 3, 1995. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at 4:00 p.m., New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short- term investments are valued at cost which approximates value.

B Federal Income Taxes - At March 31, 1997, the Fund was considered a personal holding company as defined under Section 542 of the Internal Revenue Code since 50% of the value of the Fund's shares were owned directly or indirectly by five or fewer individuals at certain times during the last half of the year. As a personal holding company the Fund is subject to federal income taxes on undistributed personal holding company income at the maximum individual income tax rate. No provision has been made for federal income taxes since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

     The character of distributions made during the year from net investment income or net realized gains from investment transactions may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains are recorded by the Fund.

C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

     The Fund records distributions received from its investments in real estate investment trusts that represent a tax return of capital as a reduction of the cost basis of investments.

D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending March 31.

E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the


                                                                     (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



     assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

F. Repurchase Agreements - The Fund may acquire U. S. Government Securities or corporate debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund will not enter into a repurchase agreement which will cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund could experience delays in recovering its cash or the securities loaned. To the extent that in the interim the value of the securities purchased may have declined, the Fund could experience a loss. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Advisor. Repurchase agreements are, in effect, loans of Fund assets. The Fund will not engage in reverse repurchase transactions, which are considered to be borrowings under the Investment Company Act of 1940, as amended.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to an investment advisory agreement, GrandView Advisers, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. As compensation for its services, the Advisor receives a fee at the annual rate of 1.00% of the Fund's average daily net assets.

Currently, the Fund does not offer its shares for sale in states which require limitations to be placed on its expenses. The Advisor currently intends to voluntarily waive all or a portion of its fee and reimburse expenses of the Fund to limit total Fund operating expenses to 2.00% of the average daily net assets of the Fund. There can be no assurance that the foregoing voluntary fee waivers or reimbursements will continue. The Advisor has voluntarily waived its fee amounting to $5,537 ($0.13 per share) and has voluntarily reimbursed $35,736 of the Fund's operating expenses for the year ended March 31, 1997.

The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. As compensation for its services, the Administrator receives a fee at the annual rate of 0.30% of the Fund's first $25 million of average daily net assets, 0.275% of the next $25 million of average daily net assets, and 0.225% of average daily net assets over $50 million. The Administrator also receives a monthly fee of $800 for accounting and recordkeeping services. Additionally, the Administrator charges the Fund for servicing of shareholder accounts and registration of the Fund's shares. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.


                                                                     (Continued)

                          GRANDVIEW REALTY GROWTH FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of such charges to dealers through whom the sale was made, if any. For the year ended March 31, 1997, the Distributor retained no sales charges.

Certain Trustees and officers of the Trust are also officers of the Advisor, the Distributor or the Administrator.

At March 31, 1997, the Advisor, its officers, and Trustees of the Fund held 9,986 shares or 10.94% of the Fund shares outstanding.


NOTE 3 - DISTRIBUTION AND SERVICE FEES

The Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Act"), adopted a distribution plan pursuant to Rule 12b-1 of the Act (the "Plan"). The Act regulates the manner in which a regulated investment company may assume expenses of distributing and promoting the sales of its shares and servicing of its shareholder accounts.

The Plan provides that the Fund may incur certain expenses, which may not exceed 0.25% per annum of the Fund's average daily net assets for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel or other expenses reasonably intended to result in sales of shares of the Fund or support servicing of shareholder accounts.


NOTE 4 - DEFERRED ORGANIZATION EXPENSES

All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund. The organization expenses are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.


NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

Purchases  and  sales  of  investments,   other  than  short-term   investments,
aggregated $1,847,665 and $1,050,985, respectively, for the year ended March 31, 1997.

NOTE 6 - DISTRIBUTIONS TO SHAREHOLDERS

For federal income tax purposes, the Fund must report distributions from net realized gains from investment transactions that represent long-term capital gain to its shareholders. Of the total $1.53 per share of such distributions for the year ended March 31, 1997, $.11 per share represents long-term capital gains and $1.42 per share represents short-term capital gains. Shareholders should consult a tax advisor on how to report distributions for state and local income tax purposes.

Independent Auditors' Report



To the Board of Trustees and Shareholders
GrandView Investment Trust:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the GrandView Realty Growth Fund (the "Fund"), a series of the GrandView Investment Trust, as of March 31, 1997, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to e xpress an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examinin g, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and sign ificant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GrandView Realty Growth Fund as of March 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from July 3, 1995 (commencement of operations) to March 31, 1996 in conformity with generally accepted accounting principles.






Richmond, Virginia
April 25, 1997